UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2016

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in its Current Report on Form 8-K filed on August 26, 2016, Amarin Corporation plc (the “Company”) gave notice on August 26, 2016 to mandatorily exchange the $31.266 million in aggregate principal amount of its November 2015 3.50% Exchangeable Senior Notes due 2032 (the “2015 Notes”) into the Company’s American Depositary Shares (the “Shares”) representing the Company’s ordinary shares, par value £0.50 per share on September 12, 2016, subject to the terms and conditions of the 2015 Notes. Separately, as previously disclosed in the Company’s Current Report on Form 8-K filed on August 26, 2016, Corsicanto Limited (“Corsicanto”), a wholly-owned subsidiary of the Company, gave notice on August 26, 2016 to mandatorily exchange the $118.734 million of aggregate principal amount of its May 2014 3.50% Exchangeable Senior Notes due 2032 (the “2014 Notes” and together with the 2015 Notes, the “Notes”) into the Company’s Shares on September 12, 2016, subject to the terms and conditions of the Indenture, dated May 20, 2014 by and among Corsicanto, the Company, and Wilmington Trust, National Association, as trustee, governing the 2014 Notes.

The mandatory exchange of the Notes became effective on September 12, 2016, and was settled on September 14, 2016. In accordance with the terms of the 2015 Notes and the Indenture governing the 2014 Notes, the final as-adjusted exchange rate was 402.0746 Shares per $1,000.00 of principal amount of the Notes. This exchange rate resulted in 12,571,263 Shares being issued in exchange for the 2015 Notes and 47,739,925 Shares being issued in exchange for the 2014 Notes.

The Company issued the Shares pursuant to the exchange of the Notes in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The mandatory exchange of the Notes retired all of the outstanding 2015 Notes and 2014 Notes, and the issuance of the Shares also satisfied the Company’s obligations with respect to any accrued and unpaid interest on the Notes as of the effective date of the mandatory exchange.

Item 8.01 Other Events

On September 12, 2016, the Company issued a press release titled “Amarin’s REDUCE-IT Cardiovascular Outcomes Study of Vascepa to Continue as Planned at Recommendation of Independent Data Monitoring Committee.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2016	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 12, 2016